UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2011

CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13007	13-3904174
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.
On April 4, 2011, Carver Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the ratification of the independent registered public accountants and an advisory vote regarding the compensation of the Company’s named executive officers. A breakdown of the votes cast is set forth below.

				Broker
		For	Withheld	non-votes
1.	The election of Directors
	Pazel G. Jackson	1,124,936	200,344	599,444
	Susan M. Tohbe	1,121,211	204,069	599,444
	Deborah C. Wright	1,127,674	197,606	599,444

2.	The ratification of the appointment of KPMG LLP as independent public accounting firm for the Company for the fiscal year ending March 31, 2011.

For	Against	Abstain	Broker non-votes
1,906,611	16,087	2,026	0

3.	To consider and act upon an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker non-votes
991,359	243,024	90,897	599,444

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits. None.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

CARVER BANCORP, INC.

DATE: April 6, 2011	By:	/s/ Mark A. Ricca

Mark A. Ricca
Executive Vice President and Chief Risk Officer and General Counsel